Rule 497(e)
                                                File Nos. 2-80886 and 811-03626

                               CITIZENS FUNDS(R)
                          Citizens Core Growth FundSM
                        Citizens Emerging Growth Fund(R)
                     Citizens Small Cap Core Growth FundSM
                             Citizens Value FundSM
                         Citizens Global Equity Fund(R)
                      Citizens International Growth FundSM
                            Citizens Income Fund(R)
                          Citizens Money Market FundSM

                 PROSPECTUS SUPPLEMENT DATED NOVEMBER 28, 2001
                      TO PROSPECTUS DATED NOVEMBER 1, 2001

The section of the prospectus entitled "Management of the Funds - The Subadvisers - Potential changes in subadvisory relationships" is revised to read as follows:

         The funds have obtained an exemptive order from the SEC that allows the funds, with the approval of the funds' trustees but normally without shareholder approval:

            o   to hire additional or replacement subadvisers;
            o   to change subadvisory agreements; and
            o to continue to employ subadvisers after an event (such as an acquisition of the subadviser) that otherwise would cause an automatic termination of a subadvisory agreement.

         If a subadviser were added or changed without shareholder approval, the prospectus would be revised and shareholders would be notified.